UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2023

VITAL ENERGY, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 E. Second Street, Suite 1000, Tulsa, Oklahoma	74120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VTLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2023, Vital Energy, Inc. (the “Company”) announced that the Board of Directors of the Company has appointed Kathryn A. Hill as Senior Vice President – Chief Operating Officer of the Company, effective as of November 13, 2023. Ms. Hill, age 36, has over 15 years of experience in the energy exploration and production industry and most recently served as the Company’s Vice President – Operations since September 2022. Previously, Ms. Hill served as Senior Vice President – Operations of Javelin Energy Partners, LLC from June 2020 to August 2022. Prior to that, Ms. Hill served in various engineering and operational roles at Chesapeake Energy, Inc. from 2012 until June 2020, most recently as Production and Infrastructure Manager from February 2020 until June 2020. Ms. Hill started her career with BP in 2008 in various onshore and offshore engineering roles.

Ms. Hill received her Bachelor of Engineering in Mechanical Engineering from the University of Michigan in 2009 and her Master of Science in Mechanical Engineering from the University of Michigan in 2012.

In connection with her appointment, Ms. Hill’s annual base salary will be increased to $425,000 and her short-term incentive cash target (as a percentage of base salary) will be increased to 85%. In addition, in connection with her appointment, on November 13, 2023 Ms. Hill received a grant of restricted stock awards worth $250,000, which will vest in equal installments over a three-year period.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated November 13, 2023 announcing appointment of Ms. Hill.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL ENERGY, INC.

Date: November 13, 2023	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer